EXHIBIT 10.1

THE ACQUISITION OF THE SECURITIES OFFERED HEREBY INVOLVES A HIGH DEGREE OF RISK AND SHOULD BE CONSIDERED ONLY BY PERSONS WHO CAN BEAR THE RISK OF THE LOSS OF THEIR ENTIRE INVESTMENT.

THIS SUBSCRIPTION FORM IS FOR USE BY UNITED STATES ACCREDITED INVESTORS ONLY. THE SHARES MAY BE SOLD IN JURISDICTIONS WHERE THEY MAY BE LAWFULLY SOLD.

SUBSCRIPTION AGREEMENT

Metro One Telecommunications, Inc.

Metro One Telecommunications, Inc., a Delaware corporation (the "Company"), desires to sell __________________________ shares of the Company’s Common Stock (the "Shares") to the undersigned for a purchase price of $____________________________, which is equal to $0.12 per share (the "Purchase Price"). The undersigned (the "Subscriber") desires to purchase the Shares for the Purchase Price, which is set forth on the signature page of this Subscription Agreement (the "Agreement"). In addition, as part of the purchase of the Shares, the Subscriber shall also receive 1 warrant (the “Warrants”) to purchase shares of our Common Stock for each 4 shares purchased pursuant to this Agreement, with an exercise price of $0.15 per share. The Shares and the Warrants are collectively referred to herein as the “Securities”. Accordingly, the Company and Subscriber agree as follows:

1. Sale and Purchase. Subject to the terms and conditions set forth in this Agreement, Subscriber hereby tenders the amount set forth on the signature page of this Agreement for the purchase of the number of Securities set forth on said signature page.

2. Representations, Warranties, and Agreements of Subscriber. In connection with this subscription, Subscriber hereby makes the following representations, warranties, and agreements and confirms the following understandings, each of which are made or confirmed, as the case may be, with respect to the Securities subscribed for herein:

(a) Investment Purpose. Subscriber is acquiring Securities for Subscriber's own account and for investment purposes only and not with a view to or for sale in connection with any distribution or other disposition of the Securities in violation of United States federal or state securities laws.

(b) Review and Evaluation of Information Regarding the Company.

(i) the Subscriber acknowledges that the undersigned has reviewed the corporate documents regarding the Company and the terms of this transaction.

(ii) in addition to the foregoing, Subscriber acknowledges that Subscriber has conducted, or has been afforded the opportunity to conduct, an investigation of the Company and has been offered the opportunity to ask representatives of the Company questions about the Company’s financial condition and proposed business and that Subscriber has obtained the available information as Subscriber has requested, to the extent Subscriber has deemed necessary, to permit Subscriber to fully evaluate the merits and risks of an investment in the Company. Representatives of the Company have answered all inquiries that Subscriber has put to them concerning the Company and its activities, and the offering and issuance of the Securities.

(c) Risks. Subscriber recognizes that the purchase of Securities involves a high degree of risk and is suitable only for persons of adequate financial means who have no need for liquidity in this investment in that (i) Subscriber may not be able to liquidate the investment in the event of an emergency; (ii) transferability is limited; and (iii) in the event of a disposition, Subscriber could sustain a complete loss of his, her or its entire investment.

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(d) Risk of Loss. The Subscriber represents and warrants that the Subscriber: (a) is able to bear the loss of the Subscriber’s entire investment without any material adverse effect on the Subscriber’s economic stability; (b) understands that an investment in the Company involves substantial risks; and (c) has such knowledge and experience in financial and business matters that the Subscriber is capable of evaluating the merits and risks of the investment to be made by the Subscriber pursuant to this Agreement.

(e) Regulation D; Accredited Investor Status.

(i) the Subscriber acknowledges that it has not purchased the Securities as a result of any “general solicitation” or “general advertising” (as those terms are used in Regulation D promulgated under the Act), including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or on the Internet, or broadcast over radio or television, or the internet, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

(ii) the Subscriber represents that Subscriber is an “accredited investor,” as the term is defined in Rule 501(a) of Regulation D promulgated under the Act, pursuant to one or more of the following categories (please mark applicable categories):

☐ a bank, insurance company, registered investment company, business development company, small business investment company, or rural business investment company;

☐ a broker or dealer registered pursuant to Section 15 of the Securities Act of 1934;

☐ an investment advisor registered pursuant to Section 203 of the Investment Advisor Act of 1940 or registered pursuant to the laws of a state, or who is relying on the exemption from registering with the Commission;

☐ a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state of its political subdivisions, for the benefit of its employees, if such plan has in excess of $5,000,000;

☐ an employee benefit plan, within the meaning of the Employee Retirement Income Security Act, if a bank, insurance company, or registered investment adviser makes the investment decisions, or if the plan has total assets in excess of $5 million;

☐ a private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940;

☐ a charitable organization, corporation, or partnership with assets exceeding $5 million;

☐ a director, executive officer, or general partner of the company offering or selling the securities, or a director, executive officer, or general partner of a general partner of the issuer;

☐ a business in which all the equity owners are accredited investors, which was not formed for the specific purpose of subscribing for the Securities;

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☐ a natural person who has individual net worth, or joint net worth with the person’s spouse, that exceeds $1 million at the time of the purchase, excluding the value of the primary residence of such person;

☐ a natural person with income exceeding $200,000 in each of the two most recent years or joint income with a spouse exceeding $300,000 for those years and a reasonable expectation of the same income level in the current year; or

☐ a trust with total assets in excess of $5 million, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a “sophisticated person” as described in Section 230.506(b)(2)(ii) of Regulation D;

☐ a natural person holding in good standing one or more professional certifications or designations or credentials from an accredited education al institution that the Securities and Exchange Commission has designated as qualifying an individual for accredited investor status;

☐ a natural person who is a “knowledgeable employee,” as defined in rule 3c-5(a)(4) under the Investment Company Act of 1940, of the issuer of the securities being offered or sold where the issuer would be an investment company, as defined in section 3 of such act, but for the exclusion provided by either section 3(c)(1) or section 3(c)(7) of such act;

☐ a “family office” as defined in rule 202(a)(11)(G)-1 under the Investment Advisors Act of 1940 with assets under management in excess of $5,000,000 that was not formed for the specific purpose of acquiring the securities offered, and whose prospective investment is directed by a person who has such knowledge and experience in the financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment;

☐ a “family client” as defined in rule 202(a)(11)(G)-1 under the Investment Advisors Act of 1940, of a family office meeting the requirements as set forth in the Investment Advisor Act of 1940, and whose prospective investment in the issuer is directed by such family office.

☐ not an accredited investor.

(f) Subscriber's Financial Experience. Subscriber is an investor who is sufficiently experienced in financial and business matters to be capable of evaluating the merits and risks of an investment in the Company.

(g) Suitability of Investment. Subscriber has evaluated the merits and risks of Subscriber's proposed investment in the Company, including those risks particular to Subscriber's situation, and has determined that this investment is suitable for Subscriber. Subscriber has adequate financial resources for an investment of this character, and at this time Subscriber can bear a complete loss of Subscriber's investment. Further, Subscriber will continue to have, after making an investment in the Company, adequate means of providing for Subscriber's current needs, the needs of those dependent on Subscriber, and possible personal contingencies.

(h) Absence of Official Evaluation. Subscriber understands that neither the securities regulatory agencies of any State, nor the United States Securities and Exchange Commission has made any finding or determination as to the fairness of the terms of an investment in the Company, or any recommendation for, or endorsement of, the Securities offered hereby.

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(i) Additional Financing. Subscriber further acknowledges that nothing hereunder shall preclude the Company from seeking and/or procuring additional equity and/or debt financing. Subscriber understands that it may become necessary for the Company to seek additional financing in the future, which could dilute the Subscriber’s interest in the Company.

(j) Professional Advice. Subscriber has either secured independent tax advice with respect to an investment in the Securities, upon which he, she or it is relying, or he, she or it is sufficiently familiar with the income taxation of corporations and investments that he, she or it deemed such independent advice to be unnecessary. The Subscriber has had the opportunity to consult with his, her, or its tax, legal, and financial adviser to determine the benefits and risks of subscribing for the Securities, and is not, in any way, relaying on the Company or its employees or agents, for advice in making this decision.

(k) Acceptance. Subscriber acknowledges that the Company shall, in its sole discretion, have the right to accept or reject this subscription, in whole or in part, for any reason or for no reason. If Subscriber’s subscription is accepted by the Company, Subscriber shall, and Subscriber hereby elects to, execute any and all further documents necessary in the opinion of the Company to complete his subscription and become a shareholder of the Company.

(l) Authority to Enter into Agreement. Subscriber has the full right, power, and authority to execute and deliver this Agreement and perform Subscriber's obligations here-under.

(m) Prohibitions on Cancellation, Termination, Revocation, Transferability, and Assignment. Subscriber hereby acknowledges and agrees that, except as may be specifically provided herein or by applicable law, Subscriber is not entitled to cancel, terminate, or revoke this Agreement, and this Agreement shall survive Subscriber's death or disability or any assignment of Securities. Subscriber further agrees that Subscriber may not transfer or assign Subscriber's rights under this Agreement, and Subscriber understands that, if Subscriber's subscription is accepted, the transferability of Securities will be restricted.

(n) Obligation. This Agreement constitutes a valid and legally binding obligation of Subscriber and neither the execution of this Agreement nor the consummation of the transactions contemplated herein will constitute a violation of or default under, or conflict with, any judgment, decree, statute or regulation of any governmental authority applicable to Subscriber, or any contract, commitment, agreement, or restriction of any kind to which Subscriber is a party or by which Subscriber's assets are bound. The execution and delivery of this Agreement does not, and the consummation of the transactions described herein will not, violate applicable laws, or any mortgage, lien, agreement, indenture, lease or understanding (whether oral or written) of any kind outstanding relative to Subscriber.

(o) Required Approvals. No approval, authorization, consent, order, or other action of, or filing with, any person, firm or corporation or any court, administrative agency or other governmental authority is required in connection with the execution and delivery of this Agreement by Subscriber or the purchase of the Securities.

(p) Patriot Act. The Subscriber represents and warrants that the funds representing the Purchase Price which will be advanced by the Subscriber to the Company hereunder will not represent proceeds of crime for the purposes of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (the "Patriot Act") and the Subscriber acknowledges that the Company may in the future be required by law to disclose the Subscriber’s name and other information relating to the subscription agreement and the Subscriber subscription hereunder, on a confidential basis, pursuant to the PATRIOT Act. No portion of the Purchase Price to be provided by the Subscriber (i) has been or will be derived from or related to any activity that is deemed criminal under the laws of the United States, or any other jurisdiction, or (ii) is being tendered on behalf of a person or entity who has not been identified to or by the Subscriber, and it shall promptly notify the Company if the Subscriber discovers that any of such representations ceases to be true and provide the Company with appropriate information in connection therewith.

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(q) Foreign Investor. If the Subscriber is not a United States person (as defined by Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended), the Subscriber hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Securities or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Securities, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Securities. The Subscriber’s subscription and payment for and continued beneficial ownership of the Securities will not violate any applicable securities or other laws of the Subscriber’s jurisdiction.

3. Representations, Warranties and Agreements of the Company. In connection with this subscription, the Company makes the following representations, warranties and agreements and confirms the following understandings:

(a) Company's Good Standing. The Company is a corporation organized and validly existing under the laws of the State of Delaware, and it has all corporate authority and power to conduct its business and to own its properties.

(b) Corporate Authority. The issuance of the Securities to the Subscriber has been duly authorized by all necessary corporate action on the part of the Company.

(c) Corporate Records. The corporate records of the Company are complete and accurate and all corporate proceedings and actions reflected therein have been conducted or taken in compliance with all applicable laws and with the Certificate of Incorporation and Bylaws of the Company.

(d) Valid and Binding Obligation. This Agreement and the transactions contemplated herein have been duly and validly authorized by all requisite corporate action of the Company. The Company has full right, power and capacity to execute, deliver and perform its obligations under this Agreement. No governmental license, permit or authorization and no registration or filings with any court, governmental authority or regulatory agency is required in connection with the Company's execution, delivery and/or performance of this Agreement, other than any filings required by applicable federal and state securities laws. The execution, delivery and performance of this Agreement, the consummation of the transactions herein contemplated and the compliance with the terms of this Agreement by the Company will not violate or conflict with any provision of the Articles of Incorporation, as amended or By-laws of the Company, or any agreement, instrument, law or regulation to which the Company is a party or by which the Company may be bound. This Agreement, upon execution and delivery by the Company, will represent the valid and binding obligation of the Company enforceable in accordance with its terms.

(e) Bad Actor. The Company is not subject to any bad actor disqualifications under Regulation D promulgated under the Act.

(f) Additional Representations. No representations and warranties, oral or otherwise, other than those listed in this Section 3, have been made to the undersigned by the Company or any agent, employee or affiliate of the Company or any other person whether or not associated with entering into this transaction, the undersigned is not relying upon any information other than that contained in the results of his or her own investigation.

4. Survival of Representations, Warranties, Agreements and Acknowledgments. The representations, warranties, agreements, and acknowledgments of the Subscriber shall survive the offering and purchase of Securities.

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5. Indemnification of the Company. Subscriber agrees to indemnify and hold harmless the Company against and in respect of any and all loss, liability, claim, damage, deficiency, and all actions, suits, proceedings, demands, assessments, judgments, costs and expenses whatsoever (including, but not limited to, attorneys' fees reasonably incurred in investigating, preparing, or defending against any litigation commenced or threatened or any claim whatsoever through all appeals) arising out of or based upon any false representation or warranty or breach or failure by Subscriber to comply with any covenant or agreement made by Subscriber herein or in any other document furnished by Subscriber in connection with this subscription, or arising as a result of the sale or distribution of the Securities by undersigned in violation of the Act, or any other applicable law.

6. Miscellaneous.

(a) Entire Agreement. This Agreement and the form of warrant constitute all of the understandings and agreements existing between the parties hereto concerning the specific subject matter hereof and the rights and obligations created hereunder. Moreover, this Agreement supersedes and novates all prior agreements and communications, whether oral or written, and the parties have relied on no other material.

(b) Amendment and Modification. Subject to applicable law, this Agreement may be amended, modified or supplemented only by a written agreement signed by the Company and Subscriber.

(c) Notices. Any notice, demand, or other communication that any party hereto may be required, or may elect, to give to anyone interested hereunder shall be deemed given on the date initially received if delivered by facsimile transmission followed by registered or certified mail confirmation; on the date delivered by an overnight courier service; on the third business day after it is mailed if mailed by registered or certified mail, postage prepaid.

(d) Agreement Binding. This Agreement shall be binding upon the heirs, executors, administrators, successors and assigns of the parties hereto.

(e) Governing Law, Arbitration. This Agreement and the rights and obligations of the parties shall be interpreted under and governed exclusively by the laws of the State of Delaware, without regard to its conflicts of laws principles. Further, in the event that any dispute were to arise in connection with this Agreement or with the undersigned’s investment in the Company, the undersigned agrees, prior to seeking any other relief at law or equity, to submit the matter to binding arbitration in accordance with the rules of the American Arbitration Association at a place to be designated by the Company.

(f) Waiver of Compliance; Consents. Any failure of any party to comply with any obligation, covenant, agreement or condition herein may be waived by the party entitled to the performance of such obligation, covenant or agreement or who has the benefit of such condition, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition will not operate as a waiver of, or estoppel with respect to, any subsequent other failure.

Whenever this Agreement requires or permits consent by or on behalf of any party hereto, such consent will be given in a manner consistent with the requirements for a waiver of compliance as set forth above.

(g) Severability. The invalidity, illegality, or unenforceability of any provision or provisions of this Agreement will not affect any other provision of this Agreement, which will remain in full force and effect, nor will the invalidity, illegality, or unenforceability of a portion of any provision of this Agreement affect the balance of such provision. In the event that any one or more of the provisions contained in this Agreement or any portion thereof shall for any reason be held to be invalid, illegal, or unenforceable in any respect, this Agreement shall be reformed, construed, and enforced as if such invalid, illegal, or unenforceable provision had never been contained herein.

(h) Attorney Fees. In the event suit or action is brought by any party under this Agreement to enforce any of its terms, and in any appeal therefrom, it is agreed that the prevailing party shall be entitled to reasonable attorney fees to be fixed by the trial court and/or appellate court.

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(i) Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original and all of which together will constitute one and the same instrument.

(j) Tax Liability. Purchasing Securities under this Subscription Agreement could result in tax liability. All Subscribers are responsible for any tax liability incurred pursuant to this Agreement, and each Subscriber should discuss any tax liability issues with his or her own attorney or tax specialist.

(k) Further Assurances. The Parties hereto will execute and deliver such further instruments and do such further acts and things as may be reasonably required to carry out the intent and purposes of this Agreement.

The undersigned Subscriber recognizes that the sale of the Securities to the undersigned will be based upon the representations and warranties set forth hereinabove, information provided to the Company and the statements made herein, and the undersigned hereby agrees to indemnify the Company its attorneys, agents, representatives and each of its managers and to hold them harmless from and against any and all loss, damage, liability or expense, including costs and reasonable attorney’s fees, to which they may be put or which they may incur by reason of, or in connection with, any misrepresentation made in this Subscription Agreement, any breach by the undersigned of my warranties and/or failure by me to fulfill any of my covenants or agreements set forth herein or arising out of the sale or distribution of any Securities by me in violation of the act or any other applicable securities or “Blue Sky” laws.

The undersigned Subscriber (1) attests he, she or it is a bona fide resident of, or is domiciled in, the state listed as subscriber’s address below; (2) certifies that the information contained in this Subscription Agreement is complete, true and correct; (3) affirms that the subscriber’s income is derived in no part from illegal or criminal activities; and (4) states that the investment will not be used for any type of money laundering or other such activities in violation of any state or Federal regulation.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

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[SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT]

IN WITNESS WHEREOF, the parties have entered into this Agreement as of the day and year following their signature below.

Number of Shares Subscribed: ____________________________________

Aggregate Purchase Price: $_______________________________________

Number of Warrants to be Issued: __________________________________

SIGNATURE OF INDIVIDUAL INVESTOR:	SIGNATURE OF NON-INDIVIDUAL INVESTOR:
_____________________________________	__________________________________

Name: ________________________________

Address: ______________________________

______________________________

Fax: __________________________________

Email Address: _________________________

SSN: _________________________________

Date: _________________________________

[Type or Print Exact Name of Investor]

By: ________________________________

Name: ______________________________

Title: _______________________________

Address: ____________________________

____________________________

Fax: ________________________________

Email Address: ________________________

Tax ID Number: ________________________

Date: ________________________________

The Subscriber hereby tenders to Metro One Telecommunications, Inc. the amount above indicating the number of Shares subscribed for. Checks should be made payable to “Metro One Telecommunications, Inc.” Wire transfers are also acceptable and wire information is provided on Annex 1 to this Agreement.

ACCEPTANCE OF SUBSCRIPTION

APPROVED AND ACCEPTED in accordance with the terms of this Subscription Agreement on this ____ day of _____________, 2022.

Metro One Telecommunications, Inc. A Delaware Corporation

By:
Name: Bianca Meger, CEO

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ANNEX 1 TO SUBSCRIPTION AGREEMENT

METRO ONE TELECOMMUNICATIONS, INC.

WIRE INSTRUCTIONS

Incoming Wiring Instructions:

ABA/Routing Number –

Bank Name –

Bank Address –

Bank Phone Number –

Beneficiary Name –

Beneficiary Account Number –

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